UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2014
Commission file number 001-32953

ATLAS ENERGY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	43-2094238
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One
1000 Commerce Drive, Suite 400
Pittsburgh, PA 15275
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 11, 2014, Atlas Energy, L.P. and Atlas Resource Partners, L.P. held a joint investor conference call regarding their financial results for the third quarter of 2014.  A copy of the transcript for the conference call is included as Exhibit 99.1 and is incorporated herein by reference.
The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Investor conference call transcript, dated as of November 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Atlas Energy, L.P.
By:	Atlas Energy GP, LLC, its general partner

Date: November 11, 2014
By:	Name: Sean P. McGrath Title: Chief Financial Officer